                                 The Salomon Brothers         August 19, 1998
                                 Fund Inc

To Our Shareholders,

WE ARE PLEASED to present our semi-annual report to shareholders for The Salomon Brothers Fund Inc (the "Fund") for the six months ended June 30, 1998.

THE NET ASSET VALUE as of June 30, 1998 was $20.57. This represents a six month total return of 13.3%, assuming the distributions from income and capital gains paid during 1998 were reinvested in additional shares of the Fund, compared with an increase of 17.7% for the Standard & Poor's 500 Stocks during the same six month period.

AT A MEETING OF THE FUND'S BOARD OF DIRECTORS held on July 17, 1998, the Board declared a distribution of $.265 per share from net long-term gain, $.015 per share from net short-term gain and $.05 per share from net income. The dividend was payable August 10, 1998 to shareholders of record July 28, 1998.

Investment Objective

LONG-TERM GROWTH of capital. Current income is a secondary objective.

Investment Strategy

THE FUND INVESTS PRIMARILY in common stocks listed on the New York Stock Exchange and other U.S. exchanges. The portfolio manager maintains a long-term focus. While we believe that economic forecasting has a role to play in helping us identify promising stocks, we devote most of our resources to identifying attractive companies rather than trying to predict market trends. Our stock selection process continues to be aimed at finding companies with strong management, accelerating operating trends, healthy balance sheets, and strong competitive positions.

Market Overview & Portfolio Highlights

DURING THE FIRST SIX MONTHS of 1998, the Salomon Brothers Fund returned 13.3% based on net asset value. The portfolio return, though strong, underperformed the powerful advance of the S&P 500 Index which was up 17.7% in the same period. The S&P 500 Index return was generated to a large extent by the largest 30 stocks of the 500 stocks in the Index. The broader market underperformed these large capitalization names. The Russell 2000 Index, an index of smaller capitalization stocks, rose only 5.3% in the first half of 1998.

ASIA WAS THE MOST IMPORTANT FACTOR in determining relative performance. The Federal Reserve was constrained from raising interest rates, despite the threat of inflation from a tight U.S. labor market, due to the deflationary pressures emanating out of Asia. The market was led by defensive names, such as the pharmaceuticals, consumer products and telecommunications companies. Commodity and cyclical companies rebounded in the first quarter on hopes that the brunt of Asia's crisis had already been felt, but fell sharply in the second quarter as U.S. GDP growth slowed to only 1.4%.

SIGNIFICANT CONTRIBUTORS to the Fund's performance included Warner Lambert, Tyco International and Viacom. The Fund is well diversified, with overweighted sectors including Basic Industries and Transportation. The Fund had underweighted positions in Technology and Health Care relative to the S&P 500 Index. While the average holding is less expensive than the U.S. market, the Fund's holdings are expected to grow earnings more rapidly than the market will grow earnings.

S A L O M O N   B R O T H E R S   F U N D   I N C

Outlook

WE ARE CAUTIOUS in our outlook for the market. The stock market's advance has become ever more narrow over the past eighteen months and volatility has increased. The economy remains healthy, but corporate earnings growth has slowed. Companies have little pricing power, but wages are rising, putting operating margins at risk. We do not see a recession, but volume growth has slowed in each of the last four months.

FOR THE FIRST TIME IN THREE YEARS, significant valuation disparities are emerging between industry groups. The defensive sectors are expensive, while basic industries and cyclicals are more attractively valued. We are currently finding opportunities in consistent growers that have fallen in price and are nibbling at cyclicals where we feel that the price declines are overdone. We believe that the macroeconomic environment continues to favor long-term financial assets. However, the stock market is unlikely to post a significant further advance until expectations for corporate earnings growth are reduced to more realistic levels.

THE FUND HELD its Annual Meeting of Stockholders on April 28, 1998. At the meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors and ratified the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund. The following table provides information concerning the matters voted on at the meeting:

1. Election of Directors

NOMINEES                   VOTES FOR                     VOTES WITHHELD
-----------------------------------------------------------------------
Charles F. Barber          65,612,304                         1,910,226
Andrew L. Breech           66,177,555                         1,344,975
Carol L. Colman            66,097,293                         1,425,237
William R. Dill            66,037,260                         1,485,270
Clifford M. Kirtland, Jr.  65,816,596                         1,705,934
Robert W. Lawless          66,164,187                         1,358,343
Louis P. Mattis            66,145,423                         1,377,107
Heath B. McLendon          65,816,694                         1,705,836
Thomas F. Schlafly         66,129,292                         1,393,238

2. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund:

VOTES FOR                 VOTES AGAINST                 VOTES ABSTAINED
-----------------------------------------------------------------------
65,654,745                712,332                          1,155,453

The Board of Directors of the Fund recently reviewed and approved various amendments to the Fund's bylaws. For example, the bylaws provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. An exception applies in the event the date of the annual meeting is substantially advanced or delayed from the anniversary date. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date public disclosure of the current year's meeting is made. In addition, the

S A L O M O N   B R O T H E R S   F U N D   I N C

provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently organized Maryland companies.

THE FUND INTENDS to repurchase shares of its stock at such times and prices and in such amounts as is deemed advisable. We will report all repurchases to shareholders semi-annually. The Fund has made no share repurchases during 1998.

THE AUTOMATIC DIVIDEND REINVESTMENT and Cash Payment Plan (the "Plan") remains a popular service for many shareholders seeking to build their holdings in the Fund. Under the terms of the Plan, shareholders may arrange to reinvest their dividends automatically in additional shares. The Plan provides that when the Fund's shares are traded at a discount to net asset value, dividends and distributions will be initially payable in the form of shares purchased by The Bank of New York, the "Plan Agent", in the open market. To the extent that the discount converts to a premium during the purchase period or when the permissible purchase period ends, the balance will be paid in newly issued shares of the Fund. With respect to the February, May and August 1998 dividends, the Plan Agent purchased 1,179,165 shares on behalf of participants in the Dividend Reinvestment Plan for a net total of $21,986,532.

THE PLAN OFFERS participants three different reinvestment options: (1) shareholders may have all of their net investment income dividends and capital gain distributions (short-term and long-term) automatically reinvested; (2) shareholders may have all of their net investment income dividends paid in cash and all of their capital gain distributions (short-term and long-term) automatically reinvested; or (3) shareholders may have their net investment income dividends automatically reinvested and their capital gain distributions (short-term and long-term) paid in cash. A new shareholder or new participant will be deemed to have chosen option (1) unless the Plan Agent is notified of a change in election. Additional information regarding these additional optional features of the Plan can be obtained from the Plan Agent, by calling 1-800-432-8224.

SHAREHOLDERS OF THE FUND may call 1-888-777-0102, toll free, 24 hours a day to obtain account information, including account values, portfolio breakdown and performance information. For information concerning your Salomon Brothers Fund stock account, please call The Bank of New York at 1-800-432-8224.

ALL OF US at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

                                              Cordially,
                                              /s/ Heath B. McLendon
                                              HEATH B. MCLENDON
                                              Chairman and President

S A L O M O N   B R O T H E R S   F U N D   I N C

Major Portfolio Changes for the three months ended June 30, 1998 (unaudited)

ADDITIONS+
-----------------------------------------------
                                       Shares
                                   ------------
Amerada Hess.....................    248,800(1)
Applied Materials................    240,000(1)
ASM Lithography Holding NV.......    128,000(1)
Cognizant........................    354,200
Cytec Industries.................    115,000
Food Lion, Class A...............  1,760,000(1)
News Corporation--
  ADR Preferred..................    850,000(1)
Philip Morris Companies..........    178,900
Sealed Air $2.00 Convertible
  Preferred......................    320,000(1)
Tower Automotive.................    190,000(1)
Wellpoint Health Networks........    299,200
-----------------------------------------------

REDUCTIONS
-----------------------------------------------
                                       Shares
                                   ------------
Bay Networks.....................    610,000(2)
Canadian National Railway........    197,000
Canadian Pacific.................    335,000
General Electric.................    260,000(2)
Host Marriot.....................    815,000(2)
IMC Global.......................    192,000
Mobil............................     68,400
Royal Dutch Petroleum,
  5 Guilder......................    155,000
Sealed Air.......................    395,000(2)
Sherwin-Williams.................    230,000
SmithKline Beckman--ADR...........   294,300(2)
Tele-Communications--Liberty
   Media Group, Class A..........    374,500
Tyco International...............    284,000
Vulcan Materials.................    126,200
Warner-Lambert...................     90,000
Williams Companies...............    408,000
WorldCom.........................    540,000
-----------------------------------------------
(1) New addition      (2) Elimination
 + Exclusive of changes resulting entirely from stock dividends and stock splits.

S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Net Assets June 30, 1998 (unaudited)


COMMON STOCKS -- 82.5% OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
     SHARES                                                                          COST             VALUE
---------------------------------------------------------------------------------------------------------------
               BASIC INDUSTRIES - 5.4%
    965,000    Cytec Industries*......................................            $ 37,634,388    $  42,701,250
    468,000    IMC Global.............................................              15,554,610       14,098,500
    275,000    Union Camp.............................................              13,679,396       13,646,875
    231,600    Vulcan Materials.......................................              18,254,746       24,708,825
                                                                                  ------------    -------------
                                                                                    85,123,140       95,155,450
                                                                                  ------------    -------------
               CAPITAL GOODS - 4.0%
    400,000    AlliedSignal...........................................               3,657,240       17,750,000
    232,100    Cooper Industries......................................              12,734,931       12,750,994
    640,000    Tyco International.....................................              23,366,057       40,320,000
                                                                                  ------------    -------------
                                                                                    39,758,228       70,820,994
                                                                                  ------------    -------------
               CONSUMER CYCLICALS - 9.8%
    265,000    Avon Products..........................................              16,073,224       20,537,500
    250,000    Breed Technologies.....................................               4,623,260        3,828,125
    600,000    Costco Companies*......................................              14,044,859       37,837,500
    405,000    Federated Department Stores*...........................               7,668,103       21,794,063
    400,900    Lear*..................................................              12,572,932       20,571,181
    460,500    Sears, Roebuck.........................................              11,410,499       28,119,281
    500,000    Sherwin-Williams.......................................               9,559,283       16,562,500
    190,000    Tower Automotive.......................................               8,647,428        8,146,250
    651,000    U.S. Industries........................................               6,391,891       16,112,250
                                                                                  ------------    -------------
                                                                                    90,991,479      173,508,650
                                                                                  ------------    -------------
               CONSUMER NON-CYCLICALS - 12.2%
  1,760,000    Food Lion, Class A.....................................              17,122,022       18,700,000
    200,000    Loews..................................................              16,813,036       17,425,000
    850,000    News Corporation--ADR..................................              17,232,571       24,012,500
    942,000    Philip Morris Companies................................              35,571,547       37,091,250
    661,300    RJRNabisco Holding.....................................              21,211,801       15,705,875
    452,000    Tele-Communications--Liberty Media Group, Class A*.....               9,885,174       17,543,250
  1,655,770    Tele-Communications--TCIVentures Group, Class A*.......              17,473,064       33,218,886
     32,000    Tyson Foods, Class A...................................                 612,000          694,000
    911,200    Viacom, Class B*.......................................              26,121,654       53,077,400
                                                                                  ------------    -------------
                                                                                   162,042,869      217,468,161
                                                                                  ------------    -------------
               ENERGY - 7.4%
    248,800    Amerada Hess...........................................              13,377,054       13,512,950
        400    Gas Properties (100% owned) (a)........................                  40,000          703,000
    501,600    Mobil..................................................              18,670,430       38,435,100
    699,000    Royal Dutch Petroleum, 5 Guilder.......................              12,111,071       38,313,938
    202,000    Shlumberger............................................              15,034,327       13,799,125
    402,777    TOTAL -- ADR...........................................              11,363,654       26,331,546
               Royalty Interest (a)...................................                  --              754,100
                                                                                  ------------    -------------
                                                                                    70,596,536      131,849,759
                                                                                  ------------    -------------
               FINANCIAL SERVICES - 18.0%
    249,700    American Express.......................................               4,402,485       28,465,800
    197,500    Associates First Capital...............................               5,727,500       15,182,813
     49,900    BankAmerica............................................               2,853,257        4,313,231
    650,000    BankBoston.............................................              13,183,101       36,156,250

                                                                                                         Page 5


S A L O M O N   B R O T H E R S   F U N D   I N C


COMMON STOCKS (continued)
---------------------------------------------------------------------------------------------------------------
     SHARES                                                                          COST             VALUE
---------------------------------------------------------------------------------------------------------------
               FINANCIAL SERVICES (CONTINUED)
    845,000    Bank of New York.......................................            $  11,373,345   $  51,280,938
    882,400    Federal Home Loan Mortgage.............................               14,276,815      41,527,950
    554,800    Nationwide Financial Services, Class A.................               15,143,962      28,294,800
    513,200    Provident Companies....................................               13,750,954      17,705,400
    787,500    SunAmerica.............................................                6,239,151      45,232,031
    864,498    Travelers Group........................................                9,831,284      52,410,191
                                                                                  -------------   -------------
                                                                                     96,781,854     320,569,404
                                                                                  -------------   -------------
               HEALTH CARE - 8.2%
    520,000    Abbott Laboratories....................................               16,875,972      21,255,000
    455,000    American Home Products.................................               14,743,654      23,546,250
  1,249,500    HEALTHSOUTH*...........................................               25,060,311      33,346,031
    290,000    Johnson & Johnson......................................               16,649,066      21,387,500
    270,000    Warner-Lambert.........................................               10,810,159      18,731,250
    381,700    Wellpoint Health Networks..............................               26,328,389      28,245,800
                                                                                  -------------   -------------
                                                                                    110,467,551     146,511,831
                                                                                  -------------   -------------
               REAL ESTATE INVESTMENT TRUST - 1.1%
    400,000    Starwood Hotels & Resorts Trust........................               11,026,147      19,325,000
                                                                                  -------------   -------------

               TECHNOLOGY - 8.3%
     74,600    ADC Telecommunications.................................                2,193,423       2,725,231
    240,000    Applied Materials......................................                8,513,235       7,080,000
    128,000    ASM Lithography Holding NV.............................                5,630,663       3,720,000
    524,000    Cognizant..............................................               28,164,351      33,012,000
    210,000    Intel..................................................               17,418,639      15,566,250
    360,000    International Business Machines........................               22,601,139      41,332,500
    260,000    Quantum*...............................................                8,959,848       5,395,000
    640,000    Seagate Technology*....................................               13,578,213      15,240,000
    390,000    Texas Instruments......................................               17,754,677      22,741,875
                                                                                  -------------   -------------
                                                                                    124,814,188     146,812,856
                                                                                  -------------   -------------
               TELECOMMUNICATIONS AND UTILITIES - 4.6%
    550,000    Bell Atlantic..........................................               24,883,149      25,093,750
    563,100    Frontier...............................................               14,346,358      17,737,650
    516,800    Williams Companies.....................................                6,359,306      17,442,000
    460,000    WorldCom...............................................               14,294,730      22,281,250
                                                                                  -------------   -------------
                                                                                     59,883,543      82,554,650
                                                                                  -------------   -------------
               TRANSPORTATION - 3.5%
    273,000    Canadian National Railway..............................                5,826,194      14,503,125
  1,325,000    Canadian Pacific.......................................               31,721,229      37,596,875
    213,100    Union Pacific..........................................               11,649,441       9,403,037
                                                                                  -------------   -------------
                                                                                     49,196,864      61,503,037
                                                                                  -------------   -------------
               TOTAL COMMON STOCKS....................................              900,682,399   1,466,079,792
                                                                                  -------------   -------------

Page 6


S A L O M O N   B R O T H E R S   F U N D   I N C


PREFERRED STOCKS--1.9% OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
     SHARES                                                                          COST             VALUE
---------------------------------------------------------------------------------------------------------------
               CAPITAL GOODS - 0.8%
    320,000    Sealed Air $2.00 Convertible...........................            $  18,069,984   $  13,440,000
                                                                                  -------------   -------------

               FINANCIAL SERVICES - 0.2%
    100,000    BTICapital Trust 6.50%.................................                5,000,000       4,425,000
                                                                                  -------------   -------------

               TRANSPORTATION - 0.9%
    350,000    Union Pacific Capital Trust 6.25% Convertible..........               18,000,292      16,143,750
                                                                                  -------------   -------------
               TOTAL PREFERRED STOCKS.................................               41,070,276      34,008,750
                                                                                  -------------   -------------

RIGHTS--0.0% OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
      8,000    Terex Stock Appreciation Rights*.......................                 --               176,000
                                                                                  -------------   -------------

CORPORATE BONDS AND NOTES -- 1.0% OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
  PRINCIPAL
   AMOUNT
 (THOUSANDS)
---------------------------------------------------------------------------------------------------------------
               CONSUMER CYCLICALS - 0.5%
     $6,000    Federated Department Stores 5.00% Convertible
                 due 10/01/03.........................................                6,000,000       9,566,250
                                                                                  -------------   -------------

               CONSUMER NON-CYCLICALS - 0.1%
      2,000    Borg-Warner Security 9.125% due 05/01/03...............                1,899,983       2,095,000
                                                                                  -------------   -------------

               TELECOMMUNICATIONS AND UTILITIES - 0.4%
      6,000    Bell Atlantic Financial Services 5.75% due 04/01/03....                6,158,727       6,157,500
                                                                                  -------------   -------------
               TOTAL CORPORATE BONDS AND NOTES........................               14,058,710      17,818,750
                                                                                  -------------   -------------

PURCHASED OPTION -- 1.8% OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                                           PREMIUM
CONTRACTS(B)                                                                 PAID
---------------------------------------------------------------------------------------------------------------
        932    S&P 500 Index Call
                 (expiring September 1998, exercise price $800).......               30,481,060      31,641,400
                                                                                  -------------   -------------
               TOTAL INVESTMENTS                                                  $ 986,292,445   1,549,724,692
                                                                                  =============   =============


                                                                                                         Page 7

S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Net Assets June 30, 1998 (unaudited) (concluded)


REPURCHASE AGREEMENTS -- 11.7% OF NET ASSETS
----------------------------------------------------------------------------------------------------------------
    PRINCIPAL
     AMOUNT
   (THOUSANDS)                                                                                           VALUE
----------------------------------------------------------------------------------------------------------------
    $67,969    J.P. Morgan Securities, 5.48% cost $67,969,000,
                 dated 06/30/98, $67,979,346 due 07/1/98,
                 collateralized by $69,854,000 U.S. Treasury Bond,
                 5.375%, valued at $69,330,095 due 06/30/03.........................              $   67,969,000
     70,000    Merrill Lynch, Pierce, Fenner & Smith, 5.65% cost $70,000,000, dated 6/30/98, $70,010,986 due 07/01/98,
                 collateralized by $68,165,000 U.S. Treasury
                 Bond, 6.25%, valued at $71,402,838 due 01/31/02....................                  70,000,000
     70,000    State Street Bank RA, 5.70% cost $70,000,000 dated 06/30/98,
                 $70,011,083 due 07/01/98, collateralized by $61,890,000
                 U.S. Treasury Bond, 8.375%, valued at
                  $71,405,588 due 08/15/08..........................................                  70,000,000
                                                                                                  --------------
               TOTAL REPURCHASE AGREEMENTS..........................................                 207,969,000
                                                                                                  --------------

               CASH AND RECEIVABLES - 2.1%............................  $  36,926,772
               LIABILITIES  - (1.0)%..................................    (18,161,806)                18,764,966
                                                                        -------------             --------------

               NET ASSETS  - equivalent to $20.57 per share
                 on 86,344,350 shares outstanding...................................              $1,776,458,658
                                                                                                  ==============

               NET ASSETS CONSIST OF:
               Capital stock........................................................              $   86,344,350
               Additional paid-in capital (note 3)..................................                 919,744,700
               Undistributed net investment income..................................                   5,909,913
               Undistributed realized gain..........................................                 201,016,092
               Net unrealized appreciation..........................................                 563,443,603
                                                                                                  --------------
               NET ASSETS...........................................................              $1,776,458,658
                                                                                                  ==============

---------------
   * Non-income producing security.
 (a) Fair value determined pursuant to procedures established by the Board of Directors.
 (b) One contract relates to 100 shares.

                 See accompanying notes to financial statements.

Page 8


S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Operations for the six months ended June 30, 1998 (unaudited)


INVESTMENT INCOME

INCOME
Dividends............................................................................   $   9,047,019
Interest.............................................................................       5,277,174
Oil royalties........................................................................         183,339
                                                                                        -------------
                                                                                           14,507,532

EXPENSES
Management fee.........................................................   $  3,773,786
Shareholder meeting and reports........................................        258,940
Shareholder services...................................................        135,750
Legal and auditing fees................................................         71,475
Stock certificates and listing fees....................................         70,385
Custodian..............................................................         67,015
Directors' fees........................................................         62,155
Other..................................................................         54,300      4,493,806
                                                                          ------------  -------------
Net investment income................................................................      10,013,726
                                                                                        -------------

NET REALIZED GAIN ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS..........   $ 176,984,940
                                                                                        -------------

NET UNREALIZED APPRECIATION OF INVESTMENTS AND OPTIONS
Beginning of period....................................................   537,704,898
End of period..........................................................   563,443,603
                                                                          -----------
Increase in net unrealized appreciation..............................................      25,738,705
                                                                                        -------------
Net realized gain and increase in net unrealized appreciation........................     202,723,645
                                                                                        -------------
Net increase in net assets resulting from operations.................................   $ 212,737,371
                                                                                        =============

                 See accompanying notes to financial statements.
                                                                                               Page 9


S A L O M O N   B R O T H E R S   F U N D   I N C

Statement of Changes in Net Assets


                                                                                  SIX MONTHS
                                                                                    ENDED              YEAR ENDED
                                                                                JUNE 30, 1998         DECEMBER 31,
                                                                                 (UNAUDITED)              1997
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income......................................                     $   10,013,726        $   23,150,805
Net realized gain on investments, options and
  foreign currency transactions............................                        176,984,940           258,117,184
Increase in net unrealized appreciation....................                         25,738,705            69,603,429
                                                                                --------------        --------------
Increase in net assets resulting from operations...........                        212,737,371           350,871,418
                                                                                --------------        --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income......................................                         (4,317,217)          (22,789,609)
Net realized gain on investments...........................                        (27,630,182)         (223,469,182)
                                                                                --------------        --------------
                                                                                   (31,947,399)         (246,258,791)
                                                                                --------------        --------------
CAPITAL SHARE TRANSACTIONS
Value of shares issued in payment of dividends.............                         50,371,093              --
                                                                                --------------        --------------
Total increase in net assets...............................                        231,161,065           104,612,627
                                                                                --------------        --------------
NET ASSETS
Beginning of period........................................                      1,545,297,593         1,440,684,966
                                                                                --------------        --------------
End of period (includes undistributed net investment income of
  $5,909,913 and $213,404, respectively....................                     $1,776,458,658        $1,545,297,593
                                                                                ==============        ==============

                 See accompanying notes to financial statements.

Page 10


S A L O M O N   B R O T H E R S   F U N D   I N C

Notes to Financial Statements (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Fund Inc (the "Fund") is registered as a diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objectives are growth and conservation of capital. Income receives secondary consideration. Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that effect the reported amounts and disclosure in the financial statements. Actual amounts could differ from those estimates.

           (A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors.

           (b) WRITTEN OPTION CONTRACTS. When the Fund writes a call option or a put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the written option. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchases upon exercise.

           (C) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

           (d) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and at all times during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the

                                                                         Page 11

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S A L O M O N   B R O T H E R S   F U N D   I N C

Notes to Financial Statements (unaudited) (continued)

      event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

           (e) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest is recognized as interest income when earned. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital.

2. DIVIDEND AFTER JUNE 30, 1998
On July 17, 1998, the Fund declared a distribution of $.265 per share from long-term capital gain, $.015 per share from short-term capital gain and $.05 per share from net investment income, payable August 10, 1998 to shareholders of record July 28, 1998.

3. CAPITAL STOCK TRANSACTIONS
Capital stock transactions were as follows:
                                                           1998        1997
                                                           ----        ----
     Shares issued in payment of dividends............  (2,866,880)     --
                                                         ---------   --------
                 Net change...........................  (2,866,880)     --
                                                         =========   ========

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), an indirect, wholly owned subsidiary of Travelers Group Inc. ("Travelers") to act as investment manager of the Fund subject to supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management agreement with SBAM was most recently approved by shareholders at a special meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment manager, with and into Smith Barney Holdings Inc., a subsidiary of Travelers, which occurred on November 28, 1997.

     The Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). For the period

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S A L O M O N   B R O T H E R S   F U N D   I N C

January 1, 1997 through April 28, 1997 the base fee was paid quarterly based on the following annual percentages of the Fund's average daily net assets: first $350 million--.50%; next $150 million--.40%; next $250 million--.375%; next $250 million--.35%; excess over $1 billion--.30%. At its Annual Meeting on April 29, 1997, the Fund's shareholders approved an amendment to the Fund's Management Agreement between the Fund and SBAM to increase the base fee component of the management fee. Accordingly, as of April 29, 1997, the base fee is paid quarterly based on the following annual rates:

           AVERAGE DAILY NET ASSETS                      ANNUAL FEE RATE
           -----------------------                      ----------------
           First $350 million                                 .650%
           Next $150 million                                  .550%
           Next $250 million                                  .525%
           Next $250 million                                  .500%
           Over $1 billion                                    .450%

     The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For this purpose, the performance fee calculation is based on the total return value of the S&P 500 Index versus the Fund's total return calculated based on net asset value and assuming all distributions are reinvested at net asset value on the record date of the distribution. For the rolling one year period ended March 31, 1997, there was no performance adjustment. For the rolling one year period ended June 30, 1997, September 30, 1997 and December 31, 1997, the performance of the S&P 500 Index exceeded the Fund's performance by 3.47%, 7.28% and 8.68%, respectively. This resulted in a total decrease of the base management fee of $756,750. For the rolling one year period March 31, 1998 and June 30, 1998, the performance of the S&P 500 Index exceeded the Fund's performance by 7.94% and 6.46%, respectively, resulting in a decrease of base management fee of $596,145.

     Brokerage commissions of $12,912 and $24,996 were paid to Salomon Brothers Inc and Smith Barney Inc., respectively, for investment transactions executed on behalf of the Fund during the six months ended June 30, 1998.

                                                                         Page 13

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S A L O M O N   B R O T H E R S   F U N D   I N C

Notes to Financial Statements (unaudited) (concluded)

5. PORTFOLIO ACTIVITY

The cost of securities purchased and proceeds from securities sold (other than short-term investments and written options) during the six months ended June 30, 1998 aggregated $508,367,341 and $642,555,213, respectively.

     Cost of securities held (excluding short-term investments and written options) on June 30, 1998 for Federal income tax purposes was substantially the same as for book purposes. As of June 30, 1998, total unrealized appreciation and depreciation in value of investments held was $591,028,611 and $27,596,364, respectively, resulting in net unrealized appreciation of $563,432,247.

     Transactions in options written during the period ended December 31, 1997 were as follows:
                                                          NUMBER OF   PREMIUMS
                                                          CONTRACTS   RECEIVED
                                                          ---------   ---------
  Options outstanding at December 31, 1996..............      --         --
                                                          ---------   ---------
  Options written.......................................     (1,500)  $(256,851)
  Options terminated in closing purchase transactions...        750      77,622
  Options exercised ....................................        750   $ 179,229
                                                          ---------   ---------
  Options outstanding at December 31, 1997..............      --         --
                                                          =========   =========

     During the year ended December 31, 1997 realized gain from written option transactions amounted to $90,539. During the year ended December 31, 1997 net realized gain from purchased option transactions amounted to $6,675,106, for a net realized gain on all option transactions of $6,765,645. During the six months ended June 30, 1998 net realized gain from purchased option transactions amounted to $12,351,481.

     The risk of writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

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S A L O M O N   B R O T H E R S   F U N D   I N C

Financial Highlights

Selected data per share of capital stock outstanding throughout each period:


                                 SIX MONTHS ENDED
                                     JUNE 30,                FOR THE YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------
                                       1998*       1997       1996        1995       1994         1993
---------------------------------------------------------------------------------------------------------
Per share operating performance:
Net asset value,
    beginning of period..........      $18.51      $17.26     $15.43      $12.88     $14.88       $15.16
                                       ------      ------     ------      ------     ------       ------
Net investment income............         .12         .27        .33         .35        .33          .34
Net gains (losses) on securities
  (both realized and unrealized) (a)     2.31        3.93      3.925        4.04      (.605)        1.44
                                       ------      ------     ------      ------     ------       ------
      Total from investment
          operations.............        2.43        4.20      4.255        4.39      (.275)        1.78
                                       ------      ------     ------      ------     ------       ------
Less dividends and distributions:
Dividends from net investment
    income.......................        (.05)       (.27)     (.335)       (.35)     (.335)        (.34)
Distributions from net realized
    gain on investments..........        (.32)      (2.68)     (2.09)      (1.49)     (1.39)       (1.72)
                                       ------      ------     ------      ------     ------       ------
      Total dividends and
          distributions..........        (.37)      (2.95)    (2.425)      (1.84)    (1.725)       (2.06)
                                       ------      ------     ------      ------     ------       ------
Net asset value, end of period...      $20.57      $18.51     $17.26      $15.43     $12.88       $14.88
                                       ======      ======     ======      ======     ======       ======

Market price, end of period......      $18.000     $17.688    $16.00      $13.375    $10.625      $12.75
Total investment return based on
    market price per share
    excluding broker commissions.       +3.8%      +29.5%     +38.7%      +43.3%     -3.70%       +7.86%

Ratios/Supplemental Data:
Net assets, end of period
    (millions)...................      $1,776      $1,545     $1,441      $1,291     $1,087       $1,176
Ratio of expenses to average
    net assets...................        .54%**      .53%       .51%        .41%       .49%         .41%
Ratio of net investment income to
  average net assets.............       1.19%**     1.46%      1.96%       2.42%      2.33%        2.19%
Portfolio turnover rate..........         34%         49%        52%         82%        69%          80%


------------
 (a) Includes $.015 and $.02 attributable to the increase in net asset value from shares repurchased at a discount for the years ended 1996 and 1995, respectively.
  *  Unaudited.
 **  Annualized.

                 See accompanying notes to financial statements.

                                                                                     Page 15



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S A L O M O N   B R O T H E R S   F U N D   I N C

Automatic Dividend Reinvestment
and Cash Payment Plans

DIVIDEND REINVESTMENT

The Automatic Dividend Reinvestment Plan ("DR Plan") administered by The Bank of New York, Agent for shareholders of The Salomon Brothers Fund Inc ("SBF"), offers you a prompt, simple, and inexpensive way to put your dividends and distributions to work through reinvestment in additional shares of capital stock of SBF. All new shareholders will automatically be enrolled in the DR Plan, unless the shares are held in the name of a broker or nominee. All other share holders may enroll by simply completing the attached Authorization Card. If your shares are held in the name of a broker or nominee, you should contact your broker or nominee about your ability to participate in the DRPlan.

Money from dividends and distributions can lie idle for months at a time; however, with the DR Plan your dividends and distributions are promptly invested for you, automatically increasing your holdings in SBF. All paper work is done for you automatically by The Bank of New York, Agent for the DR Plan, and you will receive statements from the Agent to simplify your personal records. The DR Plan also acts as a form of forced savings program.

The DR Plan also offers shareholders the flexibility to choose from three different reinvestment options.

(1) shareholders may have all of their net investment income dividends and capital gain distributions (short-term and long-term) automatically reinvested.

(2) shareholders may have all of their net investment income dividends paid in cash and all of their capital gain distributions (short-term and long-term) automatically reinvested; or

(3) shareholders may have their net investment income dividends automatically reinvested and their capital gain distributions (short-term and long-term) paid in cash.

A shareholder will be deemed to have chosen option (1) unless the Agent is notified of a change in election.

CASH PAYMENT PLAN

The Cash Payment Plan allows you to purchase shares of SBF conveniently and inexpensively, without committing large dollar amounts. Under the Cash Payment Plan, you have the option to send a check or money order of at least $25.00 to the Agent which will be used to buy more shares of SBF. You may make these payments regularly or from time to time, as you choose. You may also vary the amount of each optional payment as long as it is at least $25.00. Optional cash payments received by the Agent will be applied by the Agent to the purchase of additional shares of SBF on the Investment Date next following receipt. The "Investment Dates" will be each Friday (or closest

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S A L O M O N   B R O T H E R S   F U N D   I N C

business day prior thereto, if a holiday). All cash payment shares will be purchased on the open market at prevailing market prices and in accordance with the "Terms and Conditions of Authorization for Amended and Restated Dividend Reinvestment and Cash Payment Plans ("Terms and Conditions"). There is no maximum amount of investment under the Cash Payment Plan.

Shares purchased under the Cash Payment Plan will be held as uncertificated shares, unless separate specific instructions to issue certificates are received. Fractional shares cannot be issued in certificate form, and dividends and distributions on those shares held by the Agent will be automatically reinvested.

CERTIFICATE OF DEPOSIT

If you wish, you may deposit with the Agent stock certificates representing ownership of capital stock in SBF which you now hold. The Agent will combine the shares represented thereby with the shares issued or purchased through the DR Plan or Cash Payment Plan. The actual certificates forwarded by you will be cancelled.

COST TO YOU

Except as specifically noted, you will not bear any of the costs of administering the Plan. When the Agent makes open-market purchases, the cost of reinvesting your dividends and distributions or purchasing additional shares through these Plans is less than the usual brokerage commission on odd-lot transactions because the Agent combines the purchase of shares for all participants and passes the savings in commissions on to you. You pay your proportionate share of the commissions paid on all open-market purchases. Dividends and distributions, even though automatically reinvested, continue to be taxable.

How the Automatic Dividend Reinvestment and Cash Payment Plans Work:

1. As a participant in the DR Plan, you will have three options, as follows: (i) all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") will be automatically reinvested;
(ii) all dividends will be paid in cash and all distributions will be automatically reinvested; or (iii) all dividends will be automatically reinvested and all distributions will be paid in cash. You will be deemed to have elected option (i) unless notification is received by the Agent that you elect option (ii) or option (iii).

2. If SBF declares a dividend or distribution and such distribution is to be reinvested on your behalf, you will receive the dividend or distribution either in newly-issued shares of SBF or in shares of SBF purchased on the New York Stock Exchange or otherwise on the open market, depending on the relationship between the market price per share of SBF and the net asset value per share of SBF, as described in the terms and conditions of the DR Plan. Any newly-issued shares will be valued at the time specified in the Plan, either at the market price per share of SBF or at the greater of (a) the net asset value per share of SBF and (b) 95% of the market price per share of SBF, depending on the relationship between market price and net asset value at that time. If your dividend or distribution is not large enough to buy a full share, the Agent will credit you with a

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S A L O M O N   B R O T H E R S   F U N D   I N C

fractional share, computed to four decimal places, which will earn additional dividends and distributions for you just the way full shares do.

3. You will receive a detailed statement of your Plan account following each investment by the Agent showing total dividends and distributions and additional cash payments, shares purchased and issued, and total shares held by you and the Agent on your behalf. The statement will contain a tear-off portion which you should utilize for all transaction processing.

4. The Agent will hold the shares it has purchased for you unless you otherwise request. This convenience provides added protection against loss, theft, or inadvertent destruction of certificates. Certificates for full shares held by the Agent will be issued to you upon your request. If a certificate is lost, the replacement cost is currently 2% of the value of the shares at the time of loss.

5. You may terminate your participation in the DR Plan at any time up to a record date, and future dividends and distributions that were previously reinvested will thereafter be sent directly to you. Upon termination, stock certificates for any full shares will be issued in your name, or, upon receipt of your instructions, your shares will be sold for you and the proceeds sent to you less brokerage commissions and any applicable taxes. Any fractional shares at the time of termination will be converted to cash on the basis of the then current market price of SBF capital stock.

6. The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to SBF or its proxy agent.

7. Your attention is directed to the Terms and Conditions set forth on page 19 which govern the operation of the Plan.

If you wish to withdraw from the DRPlan or you wish to change your reinvestment option, please contact the Agent at the toll-free telephone number listed below.

If you withdraw and subsequently wish to re-enroll, simply complete the enclosed Authorization Card and mail it to the address below or call the number above. Your participation will commence with the next dividend or distribution payable after receipt of your authorization, provided it is received prior to the record date for the dividend or distribution. Should your authorization arrive after the record date, your participation will take effect with the following dividend or distribution.

If you wish to change you reinvestment option, simply call the Agent at the toll free number listed below. Your change will be effective commencing with the next dividend or distribution payable after your instruction to change your election, provided you contact the Agent prior to the record date for that dividend or distribution. Should you contact the Agent after the record date to change your reinvestment option, the change will take effect with the following dividend or distribution.

PLEASE BE ADVISED THAT THE AGENT MAY UTILIZE BNY BROKERAGE INC., AN AFFILIATE OF THE AGENT, FOR ALL TRADING ACTIVITY RELATING TO THE DR PLAN AND CASH PAYMENT PLAN ON BEHALF OF PARTICIPANTS. BNY BROKERAGE INC. RECEIVES A COMMISSION IN CONNECTION WITH SUCH TRANSACTIONS.

REMEMBER, THE DETAILED STATEMENT OF YOUR ACCOUNT WILL INCLUDE A TEAR-OFF PORTION WHICH YOU SHOULD UTILIZE FOR ALL TRANSACTION PROCESSING.

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S A L O M O N   B R O T H E R S   F U N D   I N C

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR NOMINEE, YOU SHOULD CONTACT YOUR BROKER OR NOMINEE FOR MORE INFORMATION ABOUT YOUR ABILITY TO PARTICIPATE IN THE DR PLAN. IF THE BROKER OR NOMINEE DOES NOT PROVIDE AN AUTOMATIC REINVESTMENT SERVICE, IT MAY BE NECESSARY FOR YOU TO HAVE YOUR SHARES TAKEN OUT OF "STREET NAME" AND REGISTERED IN YOUR OWN NAME TO GUARANTEE YOUR PARTICIPATION. OTHERWISE, DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN CASH BY YOUR BROKER OR NOMINEE.

SBF and the Agent may amend or terminate the Plan. The Agent will mail to participants notice at least 30 days prior to the effective date of any amendment.

Any inquiries concerning the Plans should be directed to the Agent at:

         The Bank of New York
         Investor Relations Department
         P.O. Box 11258
         New York, New York 10286-1258
         1-800-432-8224

Terms and Conditions of Authorization for Amended and Restated Automatic Dividend Reinvestment and Cash Payment Plans

1. (a) The Bank of New York (the "Agent") will act as agent for each participant in the Amended and Restated Dividend Reinvestment Plan (the "DR Plan") of Salomon Brothers Fund Inc (the "Corporation").

   (b) Participants in the DRPlan will have three options, as follows: (i) a participant may have all net investment income dividends ("dividends") and capital gain distributions (short-term and long-term) ("distributions") automatically reinvested; (ii) a participant may have all dividends paid in cash and all distributions automatically reinvested; or (iii) a participant may have all dividends automatically reinvested and all distributions paid in cash. Participants will be deemed to have elected option (i) unless notification is received by the Agent that the participant elects option (ii) or option (iii). Participants may change elections by notifying the Agent and a change in election will be effective with respect to a dividend or distribution if the Agent is contacted prior to the record date; otherwise it will be effective with the following dividend or distribution.

   (c) Unless the Corporation declares a dividend or distribution which may be paid to shareholders only in the form of cash, the Agent will apply all dividends and distributions which are to be reinvested on behalf of a participant in the manner set forth below.

2. (a) If, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share on that date (such condition, a "market premium"), the Agent shall receive the dividend or distribution in newly issued shares of the Corporation on behalf of shareholders. If, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date (such condition, a "market discount"), the Agent will purchase shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" shall mean the average of the highest and lowest prices at which the Corporation's stock sells on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

   (b) Purchases by the Agent shall be made in accordance with the conditions set forth in Item 4 below and may be made on any securities exchange where such shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent may determine. Such purchases shall be made as soon as practicable commencing on the Trading Day following the determination date and ending no later than 30 days after the dividend or distribution date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws; provided, however, that such purchases shall, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend date" next succeeding the dividend or distribution payment date.

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S A L O M O N   B R O T H E R S   F U N D   I N C

   (c) If (i) the Agent is unable to invest the full dividend or distribution amount in open market purchases during the purchase period provided for in paragraph (b) above or (ii) a market discount shifts to a market premium during the purchase period, the Agent will cease making open market purchases and will receive the uninvested portion of the dividend or distribution amount in newly issued shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph (b) above or (y) in the case of (ii) above at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

   (d) In the event that all or part of a dividend or distribution amount is to be to paid in newly issued shares, such shares will be issued to participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per share, then the newly issued shares shall be valued at net asset value per share on the valuation date; provided, however, that if the net asset value per share is less than 95% of the market price per share on the valuation date, then such shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per share, the newly issued shares will be valued at the market price per share on the valuation date.The valuation date shall be the dividend or distribution payment date except that with respect to shares issued pursuant to paragraph (c) above, the valuation date shall be the date such shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date shall be the next preceding Trading Day.

3. Under the Cash Payment Plan (together with the DR Plan, the "Plans"), cash payments of at least $25.00 made from time to time by the participant and received by the Agent will be applied by the Agent in the purchase of additional shares of capital stock of the Corporation on the Investment Date next following receipt. The "Investment Date" will be each Friday (or closest business day prior thereto if a holiday). All cash payment shares will be purchased by the Agent on the open market at prevailing market prices and in accordance with the conditions set forth in Item 4 below. Participants have an unconditional right to obtain the return of any cash payments up to 48 hours prior to such Investment Date. Checks must be drawn on United States banks and denominated in U.S. dollars only. Third party checks will not be accepted. There is no maximum amount of investment under the Cash Payment Plan. The Agent reserves the right to sell additional shares from the participant's account to satisfy any returned checks.

4. In making cash purchases for the participant's account, the Agent will combine the participant's funds with those of the other participants. The price at which the Agent shall be deemed to have acquired shares shall be the average price (including brokerage commissions) of all shares purchased by it in connection with a particular dividend or distribution under the DR Plan or in connection with a particular investment under the Cash Payment Plan, as the case may be.

   It is understood that (i) the Agent may hold the shares of all participants together in its name or in the name of its nominee, (ii) the Agent may utilize BNY Brokerage Inc., an affiliate of the Agent, for all trading activity relating to the DR Plan and Cash Payment Plan on behalf of participants and that BNY Brokerage Inc. receives a commission in connection with such transactions, (iii) that government regulations may require the temporary curtailment or suspension of purchase of shares under the Plans and accordingly, the Agent shall not be accountable for its inability to make purchases at such times and (iv) that the Agent shall have no responsibility as to the market value of the shares acquired for the participant's account.

   The Agent will confirm the purchases so made as soon as practicable after the purchases are made.

5. No certificate with respect to reinvested dividends and distributions will be issued to a participant unless he or she so requests. No certificate for a fractional share will be issued.

6. Participants shall not bear any of the costs of administering the Plan. Each account will bear its proportionate share of brokerage commissions paid on open market purchases.

7. It is understood that the investment of dividends and distributions does not relieve the participant of any taxes which may be payable on such dividends and distributions. The Agent will report annually to each participant the amount of dividends and distributions credited to his account during the year.

8. (a) The Agent will forward all proxy materials, including a form of proxy and return envelope, covering all shares owned by a participant to be voted and returned by the participant to the Corporation or its proxy agent.

   (b) A participant may terminate his or her account under the DR Plan or change his or her election pursuant to paragraph 1(b), at any time by notifying the Agent prior to the next dividend or distribution record date. Participation shall be terminated by written notice similarly received of the death, or adjudicated incompetency of a participant.

   (c) In the event written notice of termination, death or adjudicated incompetency is received by the Agent after a dividend or distribution record date, but prior to the determination by the Agent of the number of shares to be issued to or purchased for the participant following such dividend or distribution record date, participation in the DR Plan shall be terminated immediately following such determination. Upon termination by reason of notice of death, or adjudicated incompetency, no newly issued shares shall be credited to the participant's account and no purchase of shares shall be made for the participant's account. The participant's shares and any cash dividends or distributions paid thereon shall be retained by the Agent subject to the Terms and Conditions until such time as such participant's legal representatives shall have been appointed and shall have furnished proof sufficient to the Agent of his right to receive such shares and such dividends or distributions. Upon termination by the participant, the Agent will send the participant a certificate of the full shares in his or her account and a check in an amount equal to the then current market price of any fractional share or, the Agent, upon receipt of instructions from the participant, will sell the participant's full and fractional shares as soon as practicable following termination and send to the participant a check representing the proceeds, less brokerage commissions and any applicable taxes.

   If a participant disposes of all shares registered in his or her name on the books of the Corporation, the Agent will at its discretion, continue to reinvest dividends and distributions on the shares in the participant's DR Plan account until otherwise notified by the participant.

9. The Agent may terminate either Plan by notice in writing remitted to all participants. In such event the Agent will send the participant a certificate for the full shares in his or her account and cash for any fractional shares at the then current market price as indicated in Item 8.

10. The Agent shall not be liable hereunder for any act done in good faith, or for any good faith omissions to act, including, without limitation, any claims of liability (1) arising out of any such act or omission to act which occurs prior to the termination of participation pursuant to Item 8 above and (2) with respect to the prices at which shares are purchased or sold for the participant's account and the times such purchases or sales are made.

11. The participant agrees to notify the Agent promptly in writing of any change of address. Notices to the participant may be given by letter addressed to the participant at his last address of record with the Agent.

                          THE SALOMON BROTHERS FUND INC
                 AUTHORIZATION TO PARTICIPATE IN THE DIVIDEND
                     REINVESTMENT PLAN FOR SHAREOWNERS OF
                          THE SALOMON BROTHERS FUND INC

                                  COMMON SHARES

     I wish to participate in the Dividend Reinvestment Plan. I appoint The Bank of New York (the Agent) and authorize THE SALOMON BROTHERS FUND INC to pay to the Agent for my account all net investment income dividends and capital gain distributions (short-term and long-term) payable to me on the Common Shares that are now or may hereafter be registered in my name.

     I authorize the Agent to apply all such dividends and distributions in the following manner, subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

    /X/ (1) All net investment income dividends and capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

    /X/ (2) All net investment income dividends payable to me shall be paid in cash and all capital gain distributions (short-term and long-term) payable to me shall be automatically reinvested

    /X/ (3) All net investment income dividends payable to me shall be reinvested and all capital gain distributions (short-term and long-term) shall be paid in cash

     (Choose one of the above.)

     I understand that if I do not choose one of the above, I will be deemed to have chosen option (1).

     I understand that the appointment of The Bank of New York as the Agent is subject to the terms and conditions of the Plan set forth in the brochure describing the Plan.

     In addition, please invest the enclosed optional cash payment in the amount of $_________ as directed by the terms and conditions of the Plan.

                 (Please sign on the reverse side of this card.)

S A L O M O N   B R O T H E R S   F U N D   I N C

12. These Terms and Conditions may be amended or supplemented by the Agent at any time or times by mailing appropriate notice at least 30 days prior to the effective date thereof to the participant at his last address of record. The amendment or supplement shall conclusively be deemed to be accepted by the participant unless prior to effective date thereof the Agent receives written notice of the termination of the participant's account. Any such amendment may include the appointment by the Agent in its place and stead a successor agent under these Terms and Conditions provided such successor is a bank or trust company organized under the laws of the United States or any state thereof. The Corporation is authorized to pay to such successor agent for the account of each participant in the Plan all dividends and distributions payable on shares of the Corporation's capital stock held by the Agent for the participant or by the participant himself or herself, the shares to be applied by such successor agent as provided in these Terms and Conditions.

13. You may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account by providing the Bank with a written request in accordance with the terms and conditions of the Plan. All participants in the current account must sign the request and their signatures must be guaranteed by a bank, broker or financial institution that is a member of a signature Guarantee Medallion Program. The new participant account will automatically be coded for full dividend reinvestment unless otherwise instructed.

14. The Terms and Conditions of this authorization shall be governed by the laws of the State of New York.

Any inquiries regarding the Plans should be directed to the Agent at:

         THE BANK OF NEW YORK
         Investor Relations Department
         P.O. Box 11258
         New York, New York  10286-1258
         1-800-432-8224

     If you desire to participate in The Salomon Brothers Fund Inc Dividend Reinvestment Plan as described in the brochure, please sign and return this card to:
                              THE BANK OF NEW YORK
                              P.O. Box 1958
                              Newark, NJ 07101-9774
                              Att: Dividend Reinvestment Department

                              DATED:_____________________, 19____

                              PLEASE SIGN, DATE AND RETURN
                              USING THE ENCLOSED ENVELOPE

                              --------------------------------------
                              Signature

                              --------------------------------------
                              Signature (if held jointly)

              Please sign exactly as your name(s) appear hereon.
                               THIS IS NOT A PROXY

S A L O M O N   B R O T H E R S   F U N D   I N C

Directors

CHARLES F. BARBER
      Consultant; formerly Chairman, ASARCO
      Incorporated

ANDREW L. BREECH
      President, Dealer Operating Control
      Service, Inc.

CAROL L. COLMAN
      President, Colman Consulting Co., Inc.

WILLIAM R. DILL
      Consultant; formerly President, Boston
      Architectural Center; formerly President,
      Anna Maria College

HEATH B. MCLENDON
      Chairman and President, Managing Director,
      Smith Barney, Inc.; President and Director,
      Mutual Management Corp. and Travelers
      Investment Adviser, Inc.; Chairman of
      Smith Barney Strategy Advisers Inc.

CLIFFORD M. KIRTLAND, JR.
      Member of the Advisory Committee, Nero-
      Moseley Partners; formerly Director, Oxford
      Industries, Inc., Shaw Industries, Inc.,
      Graphic Industries, Inc. and CSX Corp.;
      formerly Chairman and President, Cox
      Communications, Inc.

ROBERT W. LAWLESS
      President and Chief Executive Officer,
      University of Tulsa; formerly President and Chief Executive Officer, Texas Tech University and Texas Tech University Health
      Sciences Center

LOUIS P. MATTIS
      Consultant; formerly Chairman and President,
      Sterling Winthrop Inc.

THOMAS F. SCHLAFLY
      Of counsel to Blackwell Sanders Peper Martin
      LLP (law firm); President, The Saint Louis
      Brewery, Inc.

Officers

HEATH B. MCLENDON
      Chairman and President

RICHARD E. DAHLBERG
      Executive Vice President

ALLAN R. WHITE, III
      Executive Vice President

LEWIS E. DAIDONE
      Executive Vice President & Treasurer

MICHAEL A. KAGAN
      Vice President

MARTIN L. ROBERTS
      Vice President

NOEL B. DAUGHERTY
      Secretary

JANET TOLCHIN
      Assistant Controller

ANTHONY PACE
      Assistant Controller

Salomon Brothers Asset Management
Seven World Trade Center
New York, New York 10048

                 The Salomon Brothers
                 Fund Inc



                 Semi-Annual Report
                 JUNE 30, 1998




               ------------------------------------------
                        Salomon Brothers Asset Management
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                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                   NEWARK, NJ
                                  PERMIT No. 4